EX-99.1 Press Release
Nobilis Health Announces Results of 2017 Annual General Meeting of Shareholders

HOUSTON, June 12, 2017 /PRNewswire/ -- Nobilis Health Corp. ("Nobilis" or the "Company") (NYSE MKT: HLTH) today announced the director election results from its 2017 annual general meeting of shareholders held on June 12, 2017 (the "Meeting"). A ballot was conducted with respect to the election of the directors to hold office until the next annual meeting of shareholders. According to the proxies received and ballots cast, the following directors were elected to hold office until the next annual meeting of shareholders or until their successors are elected or appointed, unless such office is earlier vacated in accordance with the articles of the Company:

Nominee	# Votes For	% Votes For	# Votes Withheld	% Votes Withheld
Dr. Donald Kramer	27,182,956	89.05%	3,341,819	10.95%
Steve Ozonian	27,169,375	89.01%	3,355,400	10.99%
Michael C. Nichols	23,701,521	77.65%	6,823,254	22.35%
Tom Foster	25,034,195	82.01%	5,490,580	17.99%
Neil Badlani, M.D.	26,766,876	87.69%	3,757,899	12.31%
Shareholders also voted in favor of appointing Crowe Horwath as auditor of the Company.
For further information regarding the voting results for matters considered and approved by the shareholders at the Meeting, please see the Company’s Current Report on Form 8-K that has been filed on EDGAR at www.sec.gov.
About Nobilis Health Corp.
Nobilis (www.NobilisHealth.com) is a full-service healthcare development and management company, with 25 locations across Texas and Arizona, including 4 hospitals, 10 ASCs and 11 clinics. In addition, Nobilis partners with an additional 38 facilities across the country. Marketing nine independent brands, Nobilis deploys a unique patient acquisition strategy driven by proprietary direct-to-consumer marketing technology, focusing on a specified set of procedures that are performed at our centers by local physicians.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan" or "continue." These forward-looking statements are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk that contracts are cancelled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner.
We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to a mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on March 14, 2017, as updated by other filings with the Securities and Exchange Commission.
Contact Information:
Tuan Tran
Vice President, Investor Relations
(281) 925-0950
IR@Nobilishealth.com